UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 12, 2008

AMERICAN INDEPENDENCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY 10022		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 355-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

⁯Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth under this Item 2.02 is intended to be furnished under this Item 2.02 “Results of Operations and Financial Condition.”  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 12, 2008, American Independence Corp. issued a press release announcing results of operations for the three months ended March 31, 2008.  A copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

Exhibit 99.1 - Press release of American Independence Corp., dated May 12, 2008.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

/s/ Teresa A. Herbert Teresa A. Herbert Chief Financial Officer and Senior Vice President	Date:	May 13, 2008

Exhibit 99.1

AMERICAN INDEPENDENCE CORP.	CONTACT: DAVID T. KETTIG
485 MADISON AVENUE	(212) 355-4141 Ext. 3047
NEW YORK, NEW YORK 10022	www.americanindependencecorp.com
NASDAQ – AMIC

NEWS RELEASE

AMERICAN INDEPENDENCE CORP. ANNOUNCES

2008 FIRST-QUARTER RESULTS

New York, New York, May 12, 2008.  American Independence Corp. (NASDAQ: AMIC) today reported 2008 first-quarter results.

Financial Results

Revenues increased to $28.4 million for the three months ended March 31, 2008, compared to revenues of $28.1 million for the three months ended March 31, 2007.  Net income decreased to $0.8 million ($.10 per share, diluted), net of a provision for income taxes of $0.5 million, for the three months ended March 31, 2008, compared to $1.1 million ($.13 per share, diluted), for the three months ended March 31, 2007.  As of March 31, 2008, AMIC had approximately $274 million of federal net operating loss carryforwards.  To the extent that AMIC utilizes any such carryforwards, it will not pay any income taxes, except for federal alternative minimum taxes and state income taxes.

On a non-GAAP basis, the Company's income from continuing operations excluding certain amortization expense and federal income tax charge related to deferred taxes for the three months ended March 31, 2008 was $1.2 million ($.14 per share, diluted), as compared to $1.7 million ($.20 per share, diluted) for the three months ended March 31, 2007.

Chief Executive Officer’s Comments

Roy Thung, Chief Executive Officer, commented, “We are pleased with the improved profit margins on business generated by our own MGUs this quarter, and believe that the second half of the year will be favorably impacted by the greater percentage of higher-margin business written in both medical stop-loss and fully insured health in 2008.  In addition, as a result of our acquisition of a majority interest in Independent Producers of America, LLC, in April 2008, we expect to see a rapid increase in the amount of major medical plans for individuals and families written by Independence American.  This is a quickly growing market as group coverage becomes less available and less affordable.  In addition, many of the proposals regarding covering the approximately 47 million uninsured Americans should have a positive impact on the market for individual health insurance.”

Non-GAAP Financial Measures

The Company provides non-GAAP financial measures to complement its consolidated financial statements presented in accordance with GAAP.  These non-GAAP financial measures are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future.  Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses that, when excluded from the GAAP results, may provide additional understanding of the Company's core operating results or business performance.  However, these non-GAAP financial measures are not intended to supersede or replace the Company's GAAP results.  A reconciliation of the non-GAAP results to the GAAP results is provided in the "Reconciliation of GAAP Income from Continuing Operations to Non-GAAP Income from Continuing Operations” schedule below.  Operating results reported on a non-GAAP basis exclude non-cash charges related to the amortization of intangible assets recorded in purchase accounting and the Federal income tax charge related to deferred taxes.

About American Independence Corp.

AMIC, through Independence American Insurance Company and its other subsidiaries, offers health insurance solutions to individuals and employer groups.  AMIC provides to the individual and self-employed markets health insurance and related products, which are distributed through its subsidiaries, Independent Producers of America, LLC and healthinsurance.org, LLC.  AMIC markets medical stop-loss, small group major medical, and managed care insurance and reinsurance through managing general underwriters, including IndependenceCare Holdings LLC, Marlton Risk Group LLC and Risk Assessment Strategies, Inc.

Certain statements in this news release may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which AMIC operates, new federal or state governmental regulation, AMIC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in AMIC’s other news releases and filings with the Securities and Exchange Commission.

AMERICAN INDEPENDENCE CORP.

FIRST QUARTER REPORT

March 31, 2008

(In thousands except per share data)

	Three Months Ended
	March 31,
	2008	2007

Premiums earned	$25,244	$24,949
MGU fee income	2,339	2,262
Net investment income	855	851
Net realized investment gains (losses)	(130)	9
Other income	95	7

Revenues	28,403	28,078

Insurance benefits, claims and reserves	17,552	17,107
Selling, general and administrative expenses	9,347	8,940
Amortization and depreciation	176	245
Minority interest	65	51

Expenses	27,140	26,343

Income before income tax	1,263	1,735
Provision for income taxes	457	621

Net income	$806	$1,114

Basic income per common share:	$.10	$.13

Shares used to compute basic income per share	8,504	8,458

Diluted income per common share:	$.10	$.13

Shares used to compute diluted income per share	8,528	8,521

As of March 31, 2008 there were 8,503,989 common shares outstanding, net of treasury shares.

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP INCOME FROM CONTINUING OPERATIONS

(In thousands except per share data)

	Three Months Ended
	March 31,
	2008	2007

Income from continuing operations	$806	$1,114
Amortization of intangible assets related to purchase accounting	4	48
Federal income tax charge related to deferred taxes	395	562

Income from continuing operations excluding
amortization and federal income tax charge	$1,205	$1,724

Non - GAAP Basic Income Per Common Share:
Income from continuing operations excluding
amortization and federal income tax charge	$.14	$.20

Non - GAAP Diluted Income Per Common Share:
Income from continuing operations excluding
amortization and federal income tax charge	$.14	$.20